UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 23, 2014


                               HINTO ENERGY, INC.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Wyoming                     000-26317                84-1384961
------------------------------     ----------------       ----------------------
      (State or other              (Commission File           (IRS Employer
jurisdiction of incorporation)           Number)          Identification Number)


        5350 SOUTH ROSLYN STREET, SUITE 400, GREENWOOD VILLAGE, CO 80111
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               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-647-4850
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               Registrant's telephone number, including area code


    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

Hinto Energy, Inc., (the "Company"), is filing this Amendment to its Current Report on Form 8-K/A filed with the Securities and Exchange Commission on July 23, 2014, for the sole purpose of revising the disclosures Section 7, Item 7.01.

This Amendment does not reflect events occurring after the Original Filing except as noted above. Except for the foregoing amended information, this Form 8-K/A continues to speak as of the date of the Original Filing and the Company has not otherwise updated disclosures contained therein or herein to reflect events that occurred at a later date.


                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
----------------------------------

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On July 23, 2014, Hinto Energy, Inc.'s ("The Company") made a press release announcing probable reserve estimates at its Mason Lakes Field in Montana. The text of the press release is incorporated by reference from the Current Report on Form 8-K filed with the SEC on July 23, 2014.

Information with respect to the standardized measure of discounted future net cash flows relating solely to reserves of the Company's Mason Lake Field in Montana is summarized below. The price used to estimate the probable reserves is held constant over the life of the reserve. Future production and development costs are derived based on current costs assuming continuation of existing economic conditions.

The discounted future net cash flows related to oil and gas reserves are:


Future cash inflows                                           $    7,176,260
Less future costs:
     Operational                                                   1,661,914
     Development                                                           -
     Taxes                                                           789,386
                                                              ---------------
Future net cash flows                                              4,724,960
                        PV 10% discount factor                    (3,279,842)
                                                              ===============
Standardized measure of discounted costs
     future net cash flows                                    $    1,445,118


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The  volumes  disclosed  as  reserves  were  estimated  in  accordance  with the definitions of Rule 4-10(a) of Regulation S-X. The reserves represented were considered probable.

The estimate of reserves were prepared by an independent third party on our behalf. The prepared the reserves of our Mason Lakes water flood field were determined using:

     - A comprehensive reservoir and geology study which was done on the filed in 1996 by the Montana Geological Society, as a reference point for current basis of recovered and remaining oil in the reservoir:

     - The State of Montana's oil and gas website's production reporting for the field from November 1996 through May 2014;

     - A decline rate established for the filed by the Montana Oil and Gas Commission after holding hearings on the field and evaluation all of the production reserve data submitted the operator in 1996/1997; and

     - Recent production rates, as reported to the Montana Oil and Gas Commission along with costs as disclosed by the Company in its public reports.

Based upon the data above the estimates were based upon:

          Composite Field Decline - Water flat decline of 13%
          40 BOPD initial rate
          Uplift case:  PV 10%: 11% Tax

          2014 Average price of 87.5$/bbl esc@ 3% cap@105$/bbl

          OPEX based upon annual rate of $89,395 per year or rounded to $7,500 per month

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

     (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601 of Regulation S-K.

     EXHIBIT NO.                                 DESCRIPTION
---------------------        ---------------------------------------------------
        99.1                        Press Release, dated July 23, 2014*


     * Incorporated by reference from the Current Report on Form 8-K filed with the SEC on July 23, 2014.


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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                HINTO ENERGY, INC.


                                By:      /s/ George Harris
                                   -----------------------------------------
                                       George Harris, Chief Executive Officer



                                Date: January 23, 2015





























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